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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  June 15, 1999
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                       KEY CONSUMER ACCEPTANCE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)



                  Delaware                             333-38211                           52-1995940
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(STATE OR OTHER JURISDICTION OF INCORPORATION)   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)



c/o Key Bank USA, National Association, as Servicer, 4910 Tiedeman Road, Brooklyn,
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Ohio 44144, Attn: Yvonne M. Etling
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                    (Address of Principal Executive Offices)

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Registrant's Telephone Number, Including Area Code:  (216) 813-6501
                                                   -----------------------------




                             Exhibit Index on Page 4
                                Page 1 of 6 pages


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Item 5.       OTHER EVENTS

On June 15, 1999, Key Auto Finance Trust 1997-1 (the "Trust") made its regular monthly distribution of funds to holders of the Trust's Asset Backed Notes and Certificates and distributed the Noteholders and Certificateholders Statement, filed herewith as an Exhibit to this Form 8-K, to Noteholders and Certificateholders of record.

The Trust is hereby filing the Noteholders and Certificateholders Statement reflecting the Trust's activities for the period ending May 31, 1999, including a statistical summary of the delinquency and default characteristics of the Trust's auto loan portfolio as of such date.

Item 7.       EXHIBITS

Exhibit 20 -  Noteholders and Certificateholders Statement







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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  June 22, 1999


                                            Key Consumer Acceptance Corporation



                                            By:       /S/ Craig Platt
                                               ---------------------------------
                                                      Craig Platt



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                                  EXHIBIT INDEX




EXHIBIT

                                                                            Page

20  -  Noteholders and Certificateholders Statement for June 15, 1999.      5-6